                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 15, 1998


             GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-A
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           MINNESOTA                 33-51935              41-1775853
--------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission           (IRS employer
       of incorporation)           file numbers)       identification no.)



  1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 NOT APPLICABLE
                            -------------------------
         (Former name or former address, if changed since last report.)
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         ITEM 5.  OTHER EVENTS.

                  Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on May 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                           The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                           Exhibit No.     Description
                           -----------     -----------

                              99.1         Monthly Report delivered to
                                           Certificateholders on
                                           May 15, 1998
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                  Pursuant to the requirements of the Securities Exchange Act of
         1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:


                                 SECUTIZED NET INTEREST MARGIN
                                 TRUST 1994-A

                                 By    GREEN TREE FINANCIAL CORPORATION
                                       as Servicer with respect to the Trust


                                 By:   /s/Phyllis A. Knight
                                       --------------------
                                       PHYLLIS A. KNIGHT
                                       Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                     PAGE
------                                                                     ----

 99.1      Monthly Report delivered to Certificateholders                    5
           on May 15, 1998.